MERRILL LYNCH
INTERNATIONAL
EQUITY FUND




FUND LOGO




Semi-Annual Report

November 30, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
International
Equity Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH INTERNATIONAL EQUITY FUND



International
Stock Market
Performance

Bar Graph Depicting Total Return in US
Dollars* of the Fund's Top Country Positions
For the Three-Month Period Ended November 30, 1999

Netherlands                 - 0.9%
Switzerland                 - 0.8%
Italy                       + 1.2%
United Kingdom              + 2.5%
Australia                   + 3.3%
Germany                     + 6.9%
Spain                       + 8.3%
France                      +10.1%
Canada                      +14.2%
Japan                       +15.4%


Source: Morgan Stanley
Capital International World
(ex-US) Index.

[FN]
*For the three-month period ended November 30, 1999, total investment return in US dollars for the Morgan Stanley
 Capital International World (Ex-US) Index was +8.66%.


Merrill Lynch International Equity Fund, November 30, 1999


DEAR SHAREHOLDER


For the three-month period ended November 30, 1999, total returns for Merrill Lynch International Equity Fund's Class A, Class B, Class C and Class D Shares were +9.19%, +8.91%, +8.84% and +9.06%, respectively. This compares to the total return of the unmanaged Morgan Stanley Capital International (MSCI) World (Ex-US) Index of +8.66% in US dollar terms for the same three-month period. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.) Relative to the MSCI World (Ex-US) Index, positive contributions to the Fund's performance came from our decision to remain underweight in the UK equity market while progressively increasing our exposure to Continental European equities from an underweight to an overweight position by the end of October. In addition, the Fund benefited from our maintained exposure to emerging equity markets, albeit at a slightly lower level than during the three months ended August 31, 1999. In particular, the Fund's positions in Latin America proved beneficial since this was the best-performing equity region, generating +17.0%. (References to markets are measured by Morgan Stanley indexes and are in US dollar terms unless otherwise specified.) Japanese stock selection continued to provide a positive contribution to the Fund.

Global equity markets' performance was mixed during the November quarter with a wide range of returns coming from markets within the same regions. Overall positive returns from each of the broad regions masked some marked divergences at individual country levels. For example, within developed Europe, Finland and Sweden were the top-performing markets for the second quarter in a row, returning +53.5% and +22.6%, respectively. By contrast, Austria and Ireland were the worst-performing developed equity markets falling by -10.6% and -5.5%, respectively. Similar return differences were seen in Asian markets, where the New Zealand market fell by -3.0%, while Japan showed a +15.4% gain. However, Japan's return was almost entirely the result of the strengthening yen, since the market only rose by +7.5% in local currency terms. The market movements came about in an environment of tightening monetary policy in the United States and Europe. In the United States, the Federal Reserve Board took back the remaining interest rate cuts that were made a year earlier. These interest rate increases were made as the US economy continued to evidence growth above the long-term equilibrium rate, and asset price inflation was largely unabated. In Europe, both the Bank of England and the European Central Bank (ECB) also raised interest rates. In the United Kingdom, inflationary concerns were triggered by strong year-on-year rises in house prices and a tightening labor market. In November, the ECB also increased interest rates by 50 basis points.

As the November quarter progressed, there were distinct signs that the strong run in cyclical stocks that had been underway since the fourth quarter of 1998 was petering out and that a narrow group of international telecommunication and technology stocks was taking the lead.


Portfolio Matters
For the three months ended November 30, 1999, the Fund's average effective equity exposure was at 95% of net assets, where it had been for much of the earlier part of the year. However, the Fund's cash position was slightly higher at the beginning of the quarter and slightly lower at the mid-point of the quarter at 2%. This shift reflected our increasingly bullish outlook for bonds. The most significant change was the progressive increase in Continental European equities, from underweight to overweight relative to the benchmark, largely at the expense of exposure to Japan.

Japan remained the largest country exposure in the Fund throughout the three-month period ended November 30, 1999, despite a reduction in the weighting. Our shift away from Japan toward Europe during the quarter proved timely in local currency terms as Europe outperformed Japan by almost 10% over the three months ended November 30, 1999. However, once currency movements are taken into account, Europe underperformed Japan by nearly 8%. Nevertheless, overweight positions in two of the three strongest developed markets (Finland and Sweden) helped returns relative to the Index. This was partially offset by an underweight in Hong Kong, returning +14.2%, which was boosted by progress on China's entry to the World Trade Organization. We maintained an underweight position in UK equities throughout the three-month period ended November 30, 1999, which was beneficial since the United Kingdom underperformed the benchmark by more than 6%.

At the sector level, we built an overweight position in interest rate-sensitive areas such as insurance and other financials, particularly in Europe, as investors appeared to have over-discounted likely interest rate hikes. We also added to growth sectors (particularly telecommunications rather than pharmaceuticals) in anticipation of a bond market rally in the United States and Europe (which actually started to come through during the quarter). In the last weeks of the November quarter, we started to look for opportunities to raise exposure to some cyclical sectors, to take advantage of the stronger domestic growth outlook, perhaps in the new year, once bond yields are nearer to fair value.


Economic and Investment Environment
Global growth has been on an upswing throughout 1999 and this momentum looks set to carry over into 2000. However, the rate of growth is expected to moderate later in the year in response to monetary policy tightening, as foreshadowed by some flattening of yield curves in recent months. While the prices of some commodities, such as oil and selected metals, have risen on the back of capacity reductions, these increases are not expected to flow through significantly into consumer price inflation because of the overcapacity in many areas of final production.

An environment of modest growth in nearly all markets coupled with a very subdued inflationary outlook provides a good backdrop for international equities. As we suggested what might happen in our August 30, 1999 shareholder report, during the fall there was a dramatic swing back to growth stocks, in particular the telecommunications and technology sectors. Once the euphoria of the new millennium is past, investors may review the ratings of many of these companies whose prices are discounting many years of very high earnings growth. The result may be a swing back again toward those cyclical or value stocks that have some pricing power, including the resource and basic materials sectors.

Looking ahead, the emerging equity markets also look relatively favorable, especially Latin America and select Asian markets. These countries are benefiting from upgrades in their gross domestic product estimates and good earnings forecasts. Eastern European emerging markets also stand to benefit from the upswing in economic activity in developed European countries, notably Germany.

For most of the past year concerns have been expressed about potential year 2000 (Y2K) disruptions to markets and economies, primarily in Asia and emerging markets. In recent weeks, many of these concerns have become less prominent. This has been evident in the steep rise in the prices of stocks in sectors that had previously been thought to be vulnerable to Y2K problems.


In Conclusion
During the six months ended November 30, 1999, the return from developed markets outside the United States exceeded the return from the US market by 9.6% (in US dollar terms). This is the first six-month period since 1994 that international markets have produced such a significant outperformance of the US domestic market. In our opinion, there are strong reasons for believing this to be the beginning of an era in which international equity markets do offer better returns, as well as diversification to US investors.


Merrill Lynch International Equity Fund, November 30, 1999


The bullish cyclical case for international markets is based on the economic recovery in the rest of the world arriving at a time when US growth may be peaking. Earnings revisions are also likely to turn in favor of the MSCI World (Ex-US) Index for the first time since 1995. In addition, capital is being withdrawn back to Japan and Europe, leaving the United States struggling to finance its large trade deficit without higher real bond yields and/or a weaker dollar. Of course, a lower US dollar adds to the returns from international investment.

We are also seeing that value favors international equities. Ten years ago, price/book and price/cash earnings ratios in the United States were only around 75% of those in the MSCI World (Ex-US) Index, while the dividend yield was almost double. Now those two ratios are much higher in the United States: the price/book value ratio is 5.0 versus 2.8 internationally. At the same time, the dividend yield is lower.

We thank you for your interest in Merrill Lynch International Equity Fund, and we look forward to reviewing our investment strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Clive Lang)
Clive Lang
Senior Vice President and
Portfolio Manager



January 7, 2000



To reduce shareholders' expenses, Merrill Lynch International Equity Fund will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.



PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder on October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results
                                                             3 Month         12 Month     Since Inception
As of November 30, 1999                                    Total Return    Total Return     Total Return
ML International Equity Fund Class A Shares*                  +9.19%          +30.15%         +35.88%
ML International Equity Fund Class B Shares*                  +8.91           +28.81          +49.93
ML International Equity Fund Class C Shares*                  +8.84           +28.89          +28.97
ML International Equity Fund Class D Shares*                  +9.06           +29.74          +57.44
Morgan Stanley Capital International World (Ex-US) Index**    +8.66           +21.65      +62.27/+89.23

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are from 10/21/94 for Class A & Class C Shares and from 7/30/93 for Class B & Class D Shares.
**An unmanaged capitalization-weighted index comprised of a representative sampling of stocks in 21 countries, excluding the United States. Since inception total returns are for the periods 10/31/94 and from 7/31/93, respectively.


Merrill Lynch International Equity Fund, November 30, 1999


PERFORMANCE DATA (concluded)


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 9/30/99                        +40.22%        +32.86%
Inception (10/21/94) through 9/30/99      + 4.79         + 3.66

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/99                        +38.67%        +34.67%
Five Years Ended 9/30/99                  + 3.85         + 3.85
Inception (7/30/93) through 9/30/99       + 5.52         + 5.52

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/99                        +38.71%        +37.71%
Inception (10/21/94) through 9/30/99      + 3.72         + 3.72

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 9/30/99                        +39.67%        +32.34%
Five Years Ended 9/30/99                  + 4.66         + 3.54
Inception (7/30/93) through 9/30/99       + 6.33         + 5.41

[FN]
 *Maximum sales charge is 5.25%. Prior to October 21, 1994, Class D
  Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the five-year and inception periods.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS                                                                               (in US dollars)
                                     Shares                                                                   Percent of
EUROPE         Industries             Held             Investments                                Value       Net Assets
Belgium        Equity Basket         34,700     MSCI Belgium OPALS 'B' (c)                     $  2,694,108          1.1%

                                                Total Investments in Belgium                      2,694,108          1.1

Denmark        Marine                   110     D/S 1912 'B'                                      1,161,516          0.5

                                                Total Investments in Denmark                      1,161,516          0.5

Finland        Communications        37,500     Nokia Oyj                                         5,308,353          2.1
               Equipment

               Equity Basket          1,100     MSCI Finland OPALS (c)                              523,985          0.2

                                                Total Investments in Finland                      5,832,338          2.3

France         Banks                  8,120     Banque Nationale de Paris (BNP)                     743,945          0.3
                                      6,350     Societe Generale 'A'                              1,368,141          0.5
                                                                                               ------------        ------
                                                                                                  2,112,086          0.8

               Building Products      4,500     Compagnie de Saint Gobain                           765,671          0.3

               Communications         4,000     Alcatel                                             775,236          0.3
               Equipment

               Diversified           17,600     France Telecom SA                                 2,039,535          0.8
               Telecommunication
               Services

               Electrical Equipment  12,000     Schneider SA                                        809,467          0.3

               Food Products          2,250     Groupe Danone (ADR) (a)                             521,699          0.2

               IT Consulting &        4,500     Cap Gemini SA                                       795,573          0.3
               Services

               Industrial            17,500     Lagardere S.C.A.                                    824,569          0.3
               Conglomerates

               Insurance             14,000     Axa                                               1,887,347          0.8

               Metals & Mining       67,000     Usinor SA                                         1,025,325          0.4

               Multi-Utilities       12,500     Suez Lyonnaise des Eaux                           1,841,186          0.7
                                     20,700     Vivendi                                           1,646,420          0.7
                                                                                               ------------        ------
                                                                                                  3,487,606          1.4

               Multiline Retail       8,300     Carrefour SA                                      1,445,664          0.6
                                      2,500     Pinault-Printemps-Redoute SA                        521,019          0.2
                                                                                               ------------        ------
                                                                                                  1,966,683          0.8

               Oil & Gas             22,685     Total Fina SA 'B'                                 3,017,066          1.2

               Personal Products      1,000     L'Oreal SA                                          657,944          0.3

               Pharmaceuticals       15,500     Rhone-Poulenc SA                                    959,732          0.4
                                     11,000   ++Sanofi-Synthelabo SA                                452,959          0.2
                                                                                               ------------        ------
                                                                                                  1,412,691          0.6

               Textiles & Apparel     2,000     LVMH (Louis Vuitton Moet Hennessy)                  648,782          0.3

                                                Total Investments in France                      22,747,280          9.1

Germany        Airlines              21,250     Deutsche Lufthansa AG (Registered Shares)           467,684          0.2

               Automobiles           16,200     DaimlerChrysler AG                                1,102,567          0.4
                                      9,350     Volkswagen AG                                       438,673          0.2
                                                                                               ------------        ------
                                                                                                  1,541,240          0.6

               Banks                 21,611     Deutsche Bank AG (Registered Shares)              1,424,058          0.6
                                     13,900     HypoVereinsbank                                     862,062          0.3
                                                                                               ------------        ------
                                                                                                  2,286,120          0.9

               Business & Public        825     SAP AG (Systeme, Anwendungen, Produkte in
               Services                         der Services Datenverarbeitung) (Preferred)         333,490          0.1

               Chemicals             13,600     BASF AG                                             629,169          0.2
                                     22,250     Bayer AG                                            940,855          0.4
                                                                                               ------------        ------
                                                                                                  1,570,024          0.6

               Diversified           49,000     Deutsche Telekom AG                               2,804,592          1.1
               Telecommunication
               Services

               Electric Utilities    24,200     RWE AG                                              925,853          0.4
                                      8,850     RWE AG (Preferred)                                  267,305          0.1
                                                                                               ------------        ------
                                                                                                  1,193,158          0.5





Merrill Lynch International Equity Fund, November 30, 1999

SCHEDULE OF INVESTMENTS (continued)                                                               (in US dollars)
EUROPE                               Shares                                                                   Percent of
(continued)    Industries             Held                  Investments                             Value     Net Assets
Germany        Industrial            12,300     Siemens AG                                     $  1,239,602          0.5%
(concluded)    Conglomerates

               Insurance              5,650     Allianz AG (Registered Shares)                    1,653,908          0.7
                                      4,550     Axa Colonia Konzern AG                              428,318          0.2
                                      3,900     Muenchener Rueckversicherungs-Gesellschaft
                                                AG (Registered Shares)                              812,790          0.3
                                                                                               ------------        ------
                                                                                                  2,895,016          1.2

               Metals & Mining       27,600     Thyssen Krupp AG                                    725,258          0.3

               Multi-Utilities       14,850     Veba AG                                             725,123          0.3

               Telecommunications    15,500     Mannesmann AG                                     3,220,955          1.3

                                                Total Investments in Germany                     19,002,262          7.6

Hungary        Banks                 13,599     OTP Bank Rt. (GDR)(b)                               635,073          0.3

               Oil & Gas             22,915   ++MOL Magyar Olaj-es Gazipari Rt. (GDR)(b)            436,531          0.2

               Pharmaceuticals        3,500     EGIS Rt.                                            109,492          0.0

                                                Total Investments in Hungary                      1,181,096          0.5

Ireland        Banks                 55,000     Bank of Ireland                                     452,682          0.2

               Construction          21,000     CRH PLC                                             420,319          0.1
               Materials

                                                Total Investments in Ireland                        873,001          0.3

Italy          Banks                135,000     San Paolo-IMI SpA                                 1,685,383          0.7
                                    285,000     Unicredito Italiano SpA                           1,328,523          0.5
                                                                                               ------------        ------
                                                                                                  3,013,906          1.2

               Diversified          360,000     Telecom Italia Mobile (TIM) SpA                   2,827,094          1.1
               Telecommunication    160,000     Telecom Italia SpA                                1,762,303          0.7
               Services             125,000     Telecom Italia SpA (Registered)                     673,298          0.3
                                                                                               ------------        ------
                                                                                                  5,262,695          2.1

               Financial Services   135,000   ++Beni Stabili                                         47,435          0.0

               Insurance             62,000     Assicurazioni Generali                            1,785,258          0.7

               Oil & Gas            470,000     ENI SpA                                           2,574,186          1.1

                                                Total Investments in Italy                       12,683,480          5.1

Netherlands    Banks                 76,000     ABN AMRO Holding NV                               1,849,411          0.7

               Commercial Services   75,000     Vedior NV 'A'                                       826,835          0.3
               & Supplies

               Diversified           22,500     ING Groep NV                                      1,265,170          0.5
               Financials

               Food Products         11,700     Unilever NV 'A'                                     644,342          0.3

               IT Consulting &       12,500     Getronics NV                                        764,539          0.3
               Services

               Insurance             15,500     Aegon NV                                          1,404,486          0.6

               Marine                23,000     Koninklijke Nedlloyd NV                             610,171          0.3

               Media                 19,200     Wolters Kluwer NV 'A'                               578,950          0.2

               Oil & Gas             60,000     Royal Dutch Petroleum Company                     3,529,639          1.4

                                                Total Investments in the Netherlands             11,473,543          4.6

Pan-Europe     Equity Basket         20,050     MSCI Euro Banking OPALS (c)                       5,452,598          2.2
                                     20,250     MSCI Euro Insurance OPALS 'B' (c)                 3,580,403          1.4

                                                Total Investments in Pan-Europe                   9,033,001          3.6

Portugal       Equity Basket         23,200     MSCI Portugal OPALS 'B' (c)(f)                    1,471,344          0.6

                                                Total Investments in Portugal                     1,471,344          0.6

Spain          Banks                175,000     Banco Santander Central Hispano, SA               1,922,233          0.8

               Construction &        12,000     Fomento de Construcciones y Contratas SA            253,593          0.1
               Engineering           30,000     Grupo Dragados SA                                   274,856          0.1
                                                                                               ------------        ------
                                                                                                    528,449          0.2

               Diversified          115,000   ++Telefonica SA                                     2,394,372          1.0
               Telecommunication      2,300   ++Telefonica SA (New)                                  44,067          0.0
                                                                                               ------------        ------
               Services                                                                           2,438,439          1.0

               Electric Utilities    77,000     Endesa SA                                         1,527,215          0.6

               Metals & Mining       10,000     Acerinox SA                                         307,577          0.1

               Oil & Gas             35,000     Repsol-YPF, SA                                      764,665          0.3

               Transportation--      40,000   ++Amadeus Global Travel Distribution SA               314,122          0.1
               Airlines
                                                Total Investments in Spain                        7,802,700          3.1

Sweden         Automobiles           13,000     Volvo AB 'B'                                        315,898          0.1

               Banks                 40,000     Skandinaviska Enskilda Banken (Rights) (d)           43,304          0.0
                                     40,000     Skandinaviska Enskilda Banken (SEB) 'A'             381,266          0.2
                                     57,000     Svenska Handelsbanken AB                            778,065          0.3
                                                                                               ------------        ------
                                                                                                  1,202,635          0.5

               Communications        55,000     Telefonaktiebolaget LM Ericsson 'B'               2,669,746          1.1
               Equipment

               Diversified           42,000     Investor AB 'B'                                     565,898          0.2
               Financials

               Household Durables    32,000     Electrolux AB 'B'                                   625,088          0.3

               Paper & Forest        19,000     Svenska Cellulosa AB (SCA) 'B'                      528,771          0.2
               Products

                                                Total Investments in Sweden                       5,908,036          2.4

Switzerland    Banks                  5,350     Credit Suisse Group (Registered Shares)           1,000,644          0.4
                                      4,150     UBS AG (Registered Shares)                        1,134,949          0.5
                                                                                               ------------        ------
                                                                                                  2,135,593          0.9

               Diversified            3,200     Swisscom AG (Registered Shares)                   1,086,383          0.4
               Telecommunication
               Services

               Equity Basket          6,600     MSCI Switzerland OPALS 'B' (c)                    2,213,772          0.9




Merrill Lynch International Equity Fund, November 30, 1999


SCHEDULE OF INVESTMENTS (continued)                                                               (in US dollars)
EUROPE                              Shares                                                                    Percent of
(concluded)    Industries            Held             Investments                                  Value      Net Assets
Switzerland    Food Products            785     Nestle SA (Registered Shares)                  $  1,412,467          0.6%
(concluded)
               Insurance                290     Schweizerische Rueckversicherungs-Gesellschaft
                                                (Registered Shares)                                 591,632          0.2
                                      1,000     Zurich Allied AG                                    572,740          0.2
                                                                                               ------------        ------
                                                                                                  1,164,372          0.4

               Pharmaceuticals        1,385     Novartis AG (Registered Shares)                   2,158,566          0.9
                                        190     Roche Holding AG                                  2,293,474          0.9
                                                                                               ------------        ------
                                                                                                  4,452,040          1.8

               Retailing              5,750   ++Charles Voegele Holding AG                          974,239          0.4

                                                Total Investments in Switzerland                 13,438,866          5.4

United         Aerospace &          150,000     British Aerospace PLC                               856,587          0.3
Kingdom        Defense              250,000     Rolls-Royce PLC                                     758,095          0.3
                                                                                               ------------        ------
                                                                                                  1,614,682          0.6

               Appliances &          85,000     Reckitt Benckiser PLC                             1,033,715          0.4
               Household Products

               Banks                 60,000     Alliance & Leicester PLC                            821,369          0.3
                                     36,000     Barclays PLC                                      1,037,217          0.4
                                    187,500     HSBC Holdings PLC                                 2,416,054          1.0
                                     11,000     HSBC Holdings PLC (ADR) (a)                         717,063          0.3
                                    135,000     Lloyds TSB Group PLC                              1,724,516          0.7
                                     35,000     Standard Chartered PLC                              474,118          0.2
                                                                                               ------------        ------
                                                                                                  7,190,337          2.9

               Beverages             58,000     Bass PLC                                            652,734          0.2
                                     75,000     Diageo PLC                                          678,107          0.3
                                                                                               ------------        ------
                                                                                                  1,330,841          0.5

               Construction          50,000     Blue Circle Industries PLC                          286,325          0.1
               Materials             52,000     RMC Group PLC                                       634,874          0.3
                                                                                               ------------        ------
                                                                                                    921,199          0.4

               Containers &         185,000     Rexam PLC                                           733,999          0.3
               Packaging

               Diversified           26,500     Provident Financial PLC                             288,108          0.1
               Financials

               Diversified           80,000     British Telecommunications PLC                    1,602,624          0.6
               Telecommunication    115,000   ++Cable & Wireless PLC                              1,473,609          0.6
                                                                                               ------------        ------
               Services                                                                           3,076,233          1.2

               Electric Utilities   130,000     British Energy PLC                                  735,650          0.3
                                     70,000     British Energy PLC (Deferred Shares)                      1          0.0
                                                                                               ------------        ------
                                                                                                    735,651          0.3

               Food & Drug          110,000     Safeway PLC                                         323,056          0.1
               Retailing            425,000     Tesco PLC                                         1,146,693          0.5
                                                                                               ------------        ------
                                                                                                  1,469,749          0.6

               Food Products         75,000     Unilever PLC                                        546,783          0.2

               Health Care          135,000     Shanks & McEwan Group PLC                           543,679          0.2
               Equipment & Supplies

               Hotels Restaurants    60,000     Compass Group PLC                                   725,861          0.3
               & Leisure            135,000     Hilton Group PLC                                    433,009          0.2
                                                                                               ------------        ------
                                                                                                  1,158,870          0.5

               Insurance             40,000     Allied Zurich PLC                                   483,270          0.2
                                     32,000     CGU PLC                                             483,907          0.2
                                    115,000     Prudential Corporation PLC                        1,884,572          0.7
                                    200,000     Royal & Sun Alliance Insurance Group PLC          1,227,278          0.5
                                                                                               ------------        ------
                                                                                                  4,079,027          1.6

               Marine                26,500     The Peninsular and Oriental Steam
                                                Navigation Company                                  388,503          0.2

               Media                 19,500     Pearson PLC                                         464,981          0.2

               Multiline Retail      80,000     Kingfisher PLC                                      737,322          0.3

               Oil & Gas            477,500     BP Amoco PLC                                      4,849,339          1.9
                                     55,000     Enterprise Oil PLC                                  393,971          0.2
                                                                                               ------------        ------
                                                                                                  5,243,310          2.1

               Pharmaceuticals       25,500     AstraZeneca Group PLC                             1,135,733          0.5
                                     63,000     Glaxo Wellcome PLC                                1,883,322          0.7
                                     80,880     SmithKline Beecham PLC                            1,078,881          0.4
                                                                                               ------------        ------
                                                                                                  4,097,936          1.6

               Real Estate           80,000     The British Land Company PLC                        576,232          0.2
                                     49,000   ++Canary Wharf Finance PLC                            302,048          0.1
                                                                                               ------------        ------
                                                                                                    878,280          0.3

               Software & Services   63,000     Computacenter PLC                                   890,517          0.4

               Specialty Retail      20,000     Dixons Group PLC                                    434,880          0.2

               Wireless             455,000     Vodafone AirTouch PLC                             2,138,404          0.9
               Telecommunications
               Services

                                                Total Investments in the United Kingdom          39,997,006         16.0

                                                Total Investments in Europe
                                                (Cost--$146,622,457)                            155,299,577         62.2

LATIN
AMERICA

Argentina      Diversified            9,000     Telefonica de Argentina SA (ADR) (a)                236,813          0.1
               Telecommunication
               Services

               Equity Basket          5,500     MSCI Argentina OPALS (c)                            336,270          0.1

                                                Total Investments in Argentina                      573,083          0.2

Brazil         Equity Basket         40,000     MSCI Brazil OPALS (c)                             1,769,200          0.7

               Telecommunications     9,600     Telecomunicacoes Brasileiras SA-Telebras
                                                (Preferred Block) (ADR) (a)                         871,200          0.3

                                                Total Investments in Brazil                       2,640,400          1.0




Merrill Lynch International Equity Fund, November 30, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
LATIN AMERICA                        Shares                                                                   Percent of
(concluded)    Industries             Held                Investments                             Value       Net Assets
Mexico         Diversified            6,800     Telefonos de Mexico SA (ADR) (a)               $    629,425          0.3%
               Telecommunication
               Services

               Equity Basket          5,700     MSCI Mexican OPALS (c)                              565,212          0.2

               Foreign Bonds      1,923,000     Mexican Par Bond (Rights) (e)                            19          0.0

                                                Total Investments in Mexico                       1,194,656          0.5

Peru           Diversified           18,000     Telefonica del Peru SAA (ADR) (a)                   232,875          0.1
               Telecommunication
               Services

                                                Total Investments in Peru                           232,875          0.1

Venezuela      Telecommunications     9,000     Compania Anonima Nacional Telefonos de
                                                Venezuela (CANTV) (ADR) (a)                         215,437          0.1

                                                Total Investments in Venezuela                      215,437          0.1

                                                Total Investments in Latin America
                                                (Cost--$4,381,154)                                4,856,451          1.9

NORTH AMERICA

Canada         Aerospace &           31,060     Bombardier Inc. 'B'                                 615,801          0.2
               Defense               33,490     CAE, Inc.                                           206,925          0.1
                                                                                               ------------        ------
                                                                                                    822,726          0.3

               Banks                 10,850     Bank of Montreal                                    391,183          0.1
                                     16,700     Bank of Nova Scotia                                 360,578          0.1
                                      3,770     Royal Bank of Canada                                170,223          0.1
                                     17,590     The Toronto-Dominion Bank                           423,985          0.2
                                                                                               ------------        ------
                                                                                                  1,345,969          0.5

               Communications         1,410   ++JDS Uniphase Corporation                            322,630          0.1
               Equipment             35,320     Nortel Networks Corporation                       2,601,996          1.1
                                                                                               ------------        ------
                                                                                                  2,924,626          1.2

               Data Processing &      4,950   ++Certicom Corporation                                154,603          0.1
               Reproduction

               Diversified           18,300     BCE Inc.                                          1,230,106          0.5
               Telecommunication
               Services

               Electrical &           6,130   ++Celestica Inc.                                      424,538          0.2
               Electronics

               Media                 18,940   ++Rogers Communications, Inc. 'B'                     430,162          0.2
                                      8,940     Seagram Company                                     389,092          0.1
                                                                                               ------------        ------
                                                                                                    819,254          0.3

               Metals & Mining       15,050   ++Inco Limited                                        275,903          0.1
                                     18,210     Placer Dome Inc.                                    207,100          0.1
                                                                                               ------------        ------
                                                                                                    483,003          0.2

               Oil & Gas             19,740   ++Anderson Exploration Ltd.                           219,810          0.1
                                     13,230   ++Canadian Natural Resources Ltd.                     299,579          0.1
                                      7,490     Suncor Energy, Inc.                                 281,740          0.1
                                                                                               ------------        ------
                                                                                                    801,129          0.3

               Paper & Forest        23,950     Domtar, Inc.                                        268,315          0.1
               Products

                                                Total Investments in Canada                       9,274,269          3.7

United         Media              2,100,000     MediaOne Group Inc., 7% (Preferred)                 939,750          0.4
States

                                                Total Investments in the United States              939,750          0.4

                                                Total Investments in North America
                                                (Cost--$8,148,264)                               10,214,019          4.1

PACIFIC BASIN/
ASIA

Australia      Banks                 37,000     National Australia Bank Limited                     534,008          0.2
                                     60,000     Westpac Banking Corporation Limited                 403,797          0.2
                                                                                               ------------        ------
                                                                                                    937,805          0.4

               Beverages             85,200     Foster's Brewing Group Limited                      228,436          0.1

               Chemicals             35,000     Orica Limited                                       181,941          0.1

               Construction         126,200     Boral Limited                                       186,955          0.1
               Materials

               Diversified           47,000     Colonial Limited                                    187,364          0.1
               Financials            30,000     Lend Lease Corporation Limited                      382,434          0.1
                                                                                               ------------        ------
                                                                                                    569,798          0.2

               Diversified           77,600   ++Cable & Wireless Optus Limited                      202,286          0.1
               Telecommunication    100,000   ++Telstra Corporation Limited                         582,393          0.2
               Services              42,000   ++Telstra Corporation Limited
                                                (Installment Receipts) (h)                          155,735          0.1
                                                                                               ------------        ------
                                                                                                    940,414          0.4

               Gas Utilities         28,000     Australian Gas Light Company Limited                155,913          0.1

               Hotels Restaurants    16,500     Aristocrat Leisure Limited                          208,765          0.1
               & Leisure

               Industrial             6,000     Brambles Industries Limited                         164,593          0.1
               Conglomerates

               Insurance             40,000     AMP Limited                                         375,122          0.1

               Media                 96,000     The News Corporation Limited                        830,711          0.3
                                     31,500     The News Corporation Limited (Preferred)            244,738          0.1
                                     19,500     Publishing & Broadcasting Limited                   128,196          0.1
                                                                                               ------------        ------
                                                                                                  1,203,645          0.5

               Metals & Mining       35,700     Broken Hill Proprietary Company Limited             391,473          0.1
                                     55,000   ++Newcrest Mining                                     175,195          0.1
                                     30,000     WMC Limited                                         137,714          0.1
                                                                                               ------------        ------
                                                                                                    704,382          0.3

               Multiline Retail      28,000     Coles Myer Limited                                  142,419          0.0

               Real Estate           23,000     Westfield Holdings Limited                          142,505          0.0

                                                Total Investments in Australia                    6,142,693          2.5




Merrill Lynch International Equity Fund, November 30, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                 (in US dollars)
PACIFIC BASIN/ ASIA              Shares Held/                                                                 Percent of
(continued)    Industries        Face Amount                 Investments                         Value        Net Assets
China          Wireless               7,000   ++China Telecom (Hong Kong)
               Telecommunications               Limited (ADR) (a)                              $    735,875          0.3%
               Services

                                                Total Investments in China                          735,875          0.3

Japan          Auto Components       28,000     Bridgestone Corp.                                   690,479          0.3

               Automobiles          107,000     Fuji Heavy Industries, Ltd.                         796,820          0.3
                                     39,000     Toyota Motor Corporation                          1,320,482          0.5
                                                                                               ------------        ------
                                                                                                  2,117,302          0.8

               Banks                288,000     The Asahi Bank, Ltd.                              2,015,070          0.8
                            US$   1,070,000     MBL International Finance (Bermuda),
                                                3% due 11/30/2002                                 1,222,475          0.5
                                120,000,000   ++Sanwa International Finance Ltd.,
                                                1.25% (Convertible Preferred)                     1,279,969          0.5
                                    149,000     The Tokai Bank Ltd.                               1,030,854          0.4
                                                                                               ------------        ------
                                                                                                  5,548,368          2.2

               Broadcasting &        15,000     Nippon Broadcasting System, Incorporated          1,100,891          0.4
               Publishing

               Business & Public      2,000     People Co., Ltd.                                    156,571          0.1
               Services              20,200     Square Co., Ltd.                                  1,219,630          0.5
                                      2,500   ++Trend Micro Incorporated                            525,981          0.2
                                                                                               ------------        ------
                                                                                                  1,902,182          0.8

               Chemicals            101,000     Kaneka Corporation                                1,285,850          0.5
                                     27,000     Shin-Etsu Chemical Co., Ltd.                      1,064,781          0.4
                                      1,000     Taiyo Ink Mfg. Co., Ltd.                            137,000          0.1
                                                                                               ------------        ------
                                                                                                  2,487,631          1.0

               Communications         3,000     Matsushita Communication Industrial
               Equipment                        Co., Ltd.                                           575,399          0.2

               Computers &           35,000     Fujitsu Limited                                   1,239,847          0.5
               Peripherals           35,000     NEC Corporation                                     816,861          0.3
                                    194,000     Toshiba Corporation                               1,425,717          0.6
                                                                                               ------------        ------
                                                                                                  3,482,425          1.4

               Data Processing &     45,600     Miroku Jyoho Service Co., Ltd.                    1,008,474          0.4
               Reproduction

               Diversified            4,100     Acom Co., Ltd.                                      502,319          0.2
               Financials            71,000     Kokusai Securities Co., Ltd.                      1,129,024          0.5
                                      5,700     Takefuji Corporation                                814,365          0.3
                                    105,000     The Toyo Trust & Banking Co., Ltd.                  556,904          0.2
                                                                                               ------------        ------
                                                                                                  3,002,612          1.2

               Diversified               97   ++NTT Mobile Communications Network, Inc.           3,398,180          1.3
               Telecommunication        247     Nippon Telegraph & Telephone
               Services                         Corporation (NTT)                                 4,423,231          1.8
                                                                                               ------------        ------
                                                                                                  7,821,411          3.1

               Electric Utilities    37,000     Tokyo Electric Power                              1,040,953          0.4

               Electrical &             400     Funai Electric Co., Ltd.                            250,122          0.1
               Electronics

               Electrical Equipment  95,000     The Furukawa Electric Co., Ltd.                   1,014,238          0.4

               Electronic Equipment   5,145     Hakuto Company Ltd.                                 135,938          0.1
               & Instruments         74,000     Ibiden Co., Ltd.                                  1,057,246          0.4
                                      2,000     Keyence Corporation                                 567,570          0.2
                                      5,000     Rohm Company Ltd.                                 1,354,340          0.6
                                      7,000     TDK Corporation                                     767,198          0.3
                                                                                               ------------        ------
                                                                                                  3,882,292          1.6

               Financial Services     1,600     Aiful Corporation                                   259,908          0.1

               Food & Drug           16,000     FamilyMart Co., Ltd.                              1,003,621          0.4
               Retailing

               Food & Household       1,900     Hokuto Corporation                                  126,245          0.0
               Products

               Food Products         48,000     Katokichi Co., Ltd.                               1,204,815          0.5

               Household Durables    12,300     Sony Corporation                                  2,274,880          0.9

               Insurance            136,000     Mitsui Marine and Fire Insurance Company, Ltd.      761,249          0.3

               Internet Software &    3,000     Softbank Corporation                              2,163,617          0.9
               Services

               Leisure & Tourism     10,800     Capcom Company, Ltd.                                635,170          0.3

               Machinery            201,000     Komatsu Ltd.                                      1,130,982          0.5
                                    177,000     NSK Limited                                       1,505,167          0.6
                                                                                               ------------        ------
                                                                                                  2,636,149          1.1

               Media                    400     Kadokawa Shoten Publishing Co., Ltd.                148,351          0.1
                                      1,160     Nippon Television Network Corp.                   1,102,221          0.4
                                                                                               ------------        ------
                                                                                                  1,250,572          0.5

               Merchandising         22,300     Kojima Co. Limited                                1,049,643          0.4
                                        500     Ryohin Keikaku Company Limited                      117,673          0.1
                                      3,200     Sunkus & Associates Inc.                            194,148          0.1
                                                                                               ------------        ------
                                                                                                  1,361,464          0.6

               Metals & Mining      367,000     Mitsubishi Materials Corporation                    790,097          0.3
                                    451,000     Nippon Steel Corporation                          1,015,070          0.4
                                                                                               ------------        ------
                                                                                                  1,805,167          0.7

               Multiline Retail      13,000     Ito-Yokado Co., Ltd.                              1,399,354          0.6

               Office Electronics    32,000     Ricoh Co., Ltd.                                     591,839          0.2

               Pharmaceuticals       17,000     Takeda Chemical Industries, Ltd.                  1,001,468          0.4

               Real Estate           93,000     Mitsui Fudosan Co., Ltd.                            739,887          0.3

               Recreation/Other       3,000     Roland Corporation                                   76,328          0.0
               Consumer Goods

               Road & Rail          180,000     Nippon Express Co., Ltd.                          1,039,241          0.4

               Specialty Retail       2,000     Yamada Denki                                        201,585          0.1

               Trading Companies    108,000     Mitsubishi Corporation                              941,658          0.4
               & Distributors

                                                Total Investments in Japan                       57,398,996         23.0





Merrill Lynch International Equity Fund, November 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                  (in US dollars)
PACIFIC BASIN/ ASIA                   Shares                                                                  Percent of
(concluded)    Industries              Held              Investments                             Value        Net Assets
Malaysia       Closed End            20,200     Genesis Malaysia Maju Fund Limited             $    379,760          0.1%
               Investment Fund

               Open End              81,252     Webs-Malaysia                                       436,730          0.2
               Investment Fund

                                                Total Investments in Malaysia                       816,490          0.3

New Zealand    Diversified          125,610     Telecom Corporation of New Zealand Limited          536,411          0.2
               Telecommunication
               Services

                                                Total Investments in New Zealand                    536,411          0.2

Singapore      Diversified          151,000     Singapore Telecommunications, Ltd.                  285,685          0.1
               Telecommunication
               Services

                                                Total Investments in Singapore                      285,685          0.1

South Korea    Electric Utilities    25,000     Korea Electric Power Corporation (ADR) (a)          500,000          0.2

               Household Durables       568     Samsung Electronics (GDR) (b)(f)                     58,760          0.0

               Wireless               1,125     SK Telecom Co. Ltd. (ADR) (a)(f)                     26,648          0.0
               Telecommunications
               Services

                                                Total Investments in South Korea                    585,408          0.2

Thailand       Equity Basket          6,000     MSCI Thailand OPALS (c)                             553,500          0.2

                                                Total Investments in Thailand                       553,500          0.2

                                                Total Investments in the Pacific Basin/Asia
                                                (Cost--$50,120,008)                              67,055,058         26.8

SOUTHEAST ASIA

India          Chemicals                208     Reliance Industries Ltd.
                                                (Compulsory Demat Shares)                             1,066          0.0
                                        100   ++Reliance Industries Ltd.                                512          0.0
                                                                                               ------------        ------
                                                                                                      1,578          0.0

               Diversified           18,500   ++Morgan Stanley Dean Witter India
               Financials                       Investment Fund                                     249,750          0.1

               Financial Investment   7,000     Indocam Himalayan Fund NV                           132,650          0.1
               Fund

               Household Products       200     Reckitt & Coleman of India Ltd.                       1,565          0.0

               Tobacco                  200     ITC Ltd.                                              3,250          0.0

                                                Total Investments in Southeast Asia
                                                (Cost--$321,033)                                    388,793          0.2

SHORT-TERM                            Face
SECURITIES                           Amount                  Issue

               Commercial    US$  9,169,000     General Motors Acceptance Corp.,
               Paper*                           5.75% due 12/01/1999                              9,169,000          3.7

                                                Total Investments in Commercial Paper             9,169,000          3.7

               US Government      1,000,000     US Treasury Bills, 4.985% due 1/20/2000 (g)         993,076          0.4
               Obligations*

                                                Total Investments in US Government Obligations      993,076          0.4

                                                Total Investments in Short-Term Securities
                                                (Cost--$10,162,076)                              10,162,076          4.1

OPTIONS               Nominal Value Covered
PURCHASED              by Options Purchased

               Call Options          42,000     DBS, expiring March 2000 at US$ 0.01                544,491          0.2
               Purchased             49,350     OCBC, expiring March 2000 at US$ 0.01               369,656          0.2
                                     50,000     SIA, expiring March 2000 at US$ 0.01                505,415          0.2
                                     52,500     UOB, expiring March 2000 at US$ 0.01                468,216          0.2
                                                                                               ------------        ------
                                                                                                  1,887,778          0.8

               Put Options            1,377     CAC, expiring February 2000 at US$ 492              110,909          0.0
               Purchased
                                                Total Options Purchased
                                                (Premiums Paid--$1,082,867)                       1,998,687          0.8

               Total Investments (Cost--$220,837,859)                                           249,974,661        100.1

               Interest Rate Swaps                                                                  107,943          0.0

               Variation Margin on Financial Futures Contracts**                                     40,776          0.0

               Unrealized Depreciation on Forward Foreign Exchange Contracts***                    (339,155)        (0.1)

               Liabilities in Excess of Other Assets                                               (124,590)         0.0
                                                                                               ------------        ------
               Net Assets                                                                      $249,659,635        100.0%
                                                                                               ============        ======

            (a)American Depositary Receipts (ADR).
            (b)Global Depositary Receipts (GDR).
            (c)Optimized Portfolio As Listed Securities (OPALS) are investments that are exchange quoted and provide an equivalent investment exposure to that of the specific Morgan Stanley Capital International (MSCI) country index.
            (d)The rights may be exercised until 12/17/1999.
            (e)The rights may be exercised until 6/30/2003.
            (f)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
            (g)All or a portion of security held as collateral in connection with open financial futures contracts.
            (h)Receipts evidence payment by the Fund of 61% of the purchase price of common stock of Telestra Corporation Limited. The Fund is obligated to pay the remaining 39%, approximately $77,000, over the next year.
             ++Non-income producing security.
              *Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

             **Financial futures contracts sold as of November 30, 1999 were as follows:

               Number of                                Expiration
               Contracts    Issue        Exchange          Date          Value

                    4     FIB 30 Index     MIB       December 1999    $    726,205
                   14   Nikkei 225 Index  SIMEX      December 1999       1,272,384
                                                                      ------------
               Total Financial Futures Contracts Sold
               (Total Contract Price--$1,952,708)                     $  1,998,589
                                                                      ============

               Financial futures contracts purchased as of November 30, 1999 were as follows:

               Number of                                Expiration
               Contracts    Issue        Exchange          Date          Value

                    7     Dax Index        DTB        December 1999    $ 1,038,288
                   15      IBEX 35         MEFF       December 1999      1,657,218
                                                                       -----------
               Total Financial Futures Contracts Purchased
               (Total Contract Price--$2,608,647)                      $ 2,695,506
                                                                       ===========

            ***Forward foreign exchange contracts as of November 30, 1999 were as follows:

               Foreign                       Expiration                 Unrealized
               Currency Sold                    Date                   Depreciation

               YEN  1,055,240,000            December 1999            $  (339,155)
                                                                      -----------
               Total Unrealized Depreciation on Forward
               Foreign Exchange Contracts--Net
               (US$ Commitment--$10,000,000)                          $  (339,155)
                                                                      ===========

               See Notes to Financial Statements.



Merrill Lynch International Equity Fund, November 30, 1999

STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1999
Assets:             Investments, at value (identified cost--$219,754,992)                                 $  247,975,974
                    Options purchased, at value (cost--$1,082,867)                                             1,998,687
                    Interest rate swaps, at value                                                                107,943
                    Foreign cash                                                                                  29,130
                    Receivables:
                      Securities sold                                                    $    6,456,109
                      Dividends                                                                 611,661
                      Options written                                                           381,019
                      Beneficial interest sold                                                  159,695
                      Variation margin                                                           40,776
                      Forward foreign exchange contracts                                         20,747
                      Interest                                                                   11,787        7,681,794
                                                                                         --------------
                    Prepaid registration fees and other assets                                                    69,527
                                                                                                          --------------
                    Total assets                                                                             257,863,055
                                                                                                          --------------

Liabilities:        Unrealized depreciation on forward foreign exchange contracts                                339,155
                    Payables:
                      Securities purchased                                                    6,194,693
                      Beneficial interest redeemed                                              859,811
                      Options purchased                                                         198,679
                      Distributor                                                               160,466
                      Investment adviser                                                         20,900
                      Interest rate swap contracts                                                3,195        7,437,744
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       426,521
                                                                                                          --------------
                    Total liabilities                                                                          8,203,420
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  249,659,635
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                 $      325,820
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      1,484,048
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         84,935
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        371,794
                    Paid-in capital in excess of par                                                         262,284,741
                    Accumulated  investment loss--net                                                           (621,232)
                    Accumulated distributions in excess of realized capital
                    gains on investments and foreign currency transactions--net                              (43,207,590)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         28,937,119
                                                                                                          --------------
                    Net assets                                                                            $  249,659,635
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $36,007,503 and 3,258,195 shares of
Value:                       beneficial interest outstanding                                              $        11.05
                                                                                                          ==============
                    Class B--Based on net assets of $163,236,303 and 14,840,475 shares of
                             beneficial interest outstanding                                              $        11.00
                                                                                                          ==============
                    Class C--Based on net assets of $9,205,654 and 849,351 shares of
                             beneficial interest outstanding                                              $        10.84
                                                                                                          ==============
                    Class D--Based on net assets of $41,210,175 and 3,717,936 shares of
                             beneficial interest outstanding                                              $        11.08
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 1999
Investment Income:  Dividends (net of $168,740 foreign withholding tax)                                   $    1,449,095
                    Interest and discount earned                                                                 455,762
                                                                                                          --------------
                    Total income                                                                               1,904,857
                                                                                                          --------------

Expenses:           Investment advisory fees                                              $     860,155
                    Account maintenance and distribution fees--Class B                          778,643
                    Transfer agent fees--Class B                                                237,081
                    Custodian fees                                                              148,931
                    Accounting services                                                          58,527
                    Interest rate swap expense                                                   58,403
                    Printing and shareholder reports                                             58,272
                    Transfer agent fees--Class D                                                 51,413
                    Account maintenance fees--Class D                                            47,612
                    Professional fees                                                            44,554
                    Registration fees                                                            39,020
                    Account maintenance and distribution fees--Class C                           38,031
                    Transfer agent fees--Class A                                                 37,289
                    Pricing fees                                                                 27,632
                    Trustees' fees and expenses                                                  22,251
                    Transfer agent fees--Class C                                                 12,010
                    Other                                                                         6,265
                                                                                         --------------
                    Total expenses                                                                             2,526,089
                                                                                                          --------------
                    Investment loss--net                                                                        (621,232)
                                                                                                          --------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                       16,254,651
(Loss) on             Foreign currency transactions--net                                        184,715       16,439,366
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                       25,524,284
                      Foreign currency transactions--net                                       (407,549)      25,116,735
                                                                                         --------------   --------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             41,556,101
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   40,934,869
                                                                                                          ==============


                    See Notes to Financial Statements.


Merrill Lynch International Equity Fund, November 30, 1999

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Six          For the
                                                                                         Months Ended        Year Ended
                                                                                          November 30,         May 31,
                    Increase (Decrease) in Net Assets:                                        1999              1999
Operations:         Investment income (loss)--net                                        $     (621,232)  $    1,782,248
                    Realized gain (loss) on investments and
                    foreign currency transactions--net                                       16,439,366       (5,906,040)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   25,116,735      (14,391,084)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations          40,934,869      (18,514,876)
                                                                                         --------------   --------------

Distributions to    In excess of realized gain on investments--net:
Shareholders:         Class A                                                                        --         (938,942)
                      Class B                                                                        --       (8,734,187)
                      Class C                                                                        --         (406,931)
                      Class D                                                                        --       (2,160,659)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from
                    distributions to shareholders                                                    --      (12,240,719)
                                                                                         --------------   --------------

Beneficial          Net increase (decrease) in net assets derived from
Interest            beneficial interest transactions                                          2,966,226     (191,371,781)
Transactions:                                                                            --------------   --------------

Net Assets:         Total  increase (decrease) in net assets                                 43,901,095     (222,127,376)
                    Beginning of period                                                     205,758,540      427,885,916
                                                                                         --------------   --------------
                    End of period                                                        $  249,659,635   $  205,758,540
                                                                                         ==============   ==============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                      Class A++
                                                            For the
                                                              Six
The following per share data and ratios have been derived    Months
from information provided in the financial statements.       Ended
                                                            Nov. 30,               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                       1999       1999           1998         1997        1996
Per Share           Net asset value,
Operating           beginning of period                    $    9.16    $    9.57    $   12.58    $   11.94    $   10.25
Performance:                                               ---------    ---------    ---------    ---------    ---------
                    Investment income--net                       .01          .13          .12          .12          .16
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           1.88         (.18)       (1.08)        1.09         1.53
                                                           ---------    ---------    ---------    ---------    ---------
                    Total from investment operations            1.89         (.05)        (.96)        1.21         1.69
                                                           ---------    ---------    ---------    ---------    ---------
                    Less dividends and distributions:
                      Investment income--net                      --           --           --         (.24)          --
                      In excess of investment income--net         --           --           --         (.01)          --
                      Realized gain on investments--net           --           --        (1.08)        (.32)          --
                      In excess of realized gain on
                      investments--net                            --         (.36)        (.97)          --           --
                                                           ---------    ---------    ---------    ---------    ---------
                    Total dividends and distributions             --         (.36)       (2.05)        (.57)          --
                                                           ---------    ---------    ---------    ---------    ---------
                    Net asset value, end of period         $   11.05    $    9.16    $    9.57    $   12.58    $   11.94
                                                           =========    =========    =========    =========    =========

Total Investment    Based on net asset value per share        20.63%+++     (.35%)      (6.02%)      10.76%       16.49%
Return:**                                                  =========    =========    =========    =========    =========

Ratios to Average   Expenses                                   1.41%*       1.33%        1.16%        1.11%        1.06%
Net Assets:                                                =========    =========    =========    =========    =========
                    Investment income--net                      .26%*       1.54%        1.08%        1.04%        1.47%
                                                           =========    =========    =========    =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  36,008    $  19,540    $  33,960   $   44,624    $ 116,628
                                                           =========    =========    =========    =========    =========
                    Portfolio turnover                        83.93%      132.43%      107.50%       60.56%       71.86%
                                                           =========    =========    =========    =========    =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch International Equity Fund, November 30, 1999


FINANCIAL HIGHLIGHTS (continued)
                                                                                      Class B++
                                                            For the
                                                              Six
The following per share data and ratios have been derived    Months
from information provided in the financial statements.       Ended
                                                            Nov. 30,               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                       1999       1999           1998         1997        1996
Per Share           Net asset value,
Operating           beginning of period                    $    9.17    $    9.62    $   12.42    $   11.76    $   10.19
Performance:                                               ---------    ---------    ---------    ---------    ---------
                    Investment income (loss)--net               (.04)         .04           --+++++     .01          .04
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           1.87         (.19)       (1.04)        1.08         1.53
                                                           ---------    ---------    ---------    ---------    ---------
                    Total from investment operations            1.83         (.15)       (1.04)        1.09         1.57
                                                           ---------    ---------    ---------    ---------    ---------
                    Less dividends and distributions:
                      Investment income--net                      --           --           --         (.10)          --
                      In excess of investment income--net         --           --           --         (.01)          --
                      Realized gain on investments--net           --           --         (.93)        (.32)          --
                      In excess of realized gain on
                      investments--net                            --         (.30)        (.83)          --           --
                                                           ---------    ---------    ---------    ---------    ---------
                    Total dividends and distributions             --         (.30)       (1.76)        (.43)          --
                                                           ---------    ---------    ---------    ---------    ---------
                    Net asset value, end of period         $   11.00    $    9.17    $    9.62    $   12.42    $   11.76
                                                           =========    =========    =========    =========    =========

Total Investment    Based on net asset value per share        19.96%+++    (1.36%)      (7.01%)       9.70%       15.41%
Return:**                                                  =========    =========    =========    =========    =========

Ratios to Average   Expenses                                   2.45%*       2.39%        2.20%        2.14%        2.09%
Net Assets:                                                =========    =========    =========    =========    =========
                    Investment income (loss)--net              (.79%)*       .41%        (.01%)        .08%         .37%
                                                           =========    =========    =========    =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $ 163,236    $ 144,681    $ 311,520    $ 583,213    $ 945,368
                                                           =========    =========    =========    =========    =========
                    Portfolio turnover                        83.93%      132.43%      107.50%       60.56%       71.86%
                                                           =========    =========    =========    =========    =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)
                                                                                     Class C++
                                                            For the
                                                              Six
The following per share data and ratios have been derived    Months
from information provided in the financial statements.       Ended
                                                            Nov. 30,               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                       1999       1999           1998         1997        1996
Per Share           Net asset value,
Operating           beginning of period                    $    9.03    $    9.49    $   12.26    $   11.65    $   10.10
Performance:                                               ---------    ---------    ---------    ---------    ---------
                    Investment income (loss)--net               (.04)         .03           --+++++      --+++++     .05
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                           1.85         (.19)       (1.02)        1.08         1.50
                                                           ---------    ---------    ---------    ---------    ---------
                    Total from investment operations            1.81         (.16)       (1.02)        1.08         1.55
                                                           ---------    ---------    ---------    ---------    ---------
                    Less dividends and distributions:
                      Investment income--net                      --           --           --         (.14)          --
                      In excess of investment income--net         --           --           --         (.01)          --
                      Realized gain on investments--net           --           --         (.92)        (.32)          --
                      In excess of realized gain on
                      investments--net                            --         (.30)        (.83)          --           --
                                                           ---------    ---------    ---------    ---------    ---------
                    Total dividends and distributions             --         (.30)       (1.75)        (.47)          --
                                                           ---------    ---------    ---------    ---------    ---------
                    Net asset value, end of period         $   10.84    $    9.03    $    9.49    $   12.26    $   11.65
                                                           =========    =========    =========    =========    =========

Total Investment    Based on net asset value per share        20.04%+++    (1.50%)      (6.96%)       9.71%       15.35%
Return:**                                                  =========    =========    =========    =========    =========

Ratios to Average   Expenses                                   2.46%*       2.40%        2.21%        2.15%        2.09%
Net Assets:                                                =========    =========    =========    =========    =========
                    Investment income (loss)--net              (.83%)*       .40%        (.01%)        .04%         .45%
                                                           =========    =========    =========    =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $   9,206    $   6,328    $  14,717    $  24,774    $  46,985
                                                           =========    =========    =========    =========    =========
                    Portfolio turnover                        83.93%      132.43%      107.50%       60.56%       71.86%
                                                           =========    =========    =========    =========    =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch International Equity Fund, November 30, 1999


FINANCIAL HIGHLIGHTS (concluded)
                                                                                     Class D++
                                                            For the
                                                              Six
The following per share data and ratios have been derived    Months
from information provided in the financial statements.       Ended
                                                            Nov. 30,               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                       1999       1999           1998         1997        1996
Per Share           Net asset value,
Operating           beginning of period                    $    9.20    $    9.63    $   12.59    $   11.94    $   10.27
Performance:                                               ---------    ---------    ---------    ---------    ---------
                    Investment income (loss)--net                 --++        .11          .09          .10          .13
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions                                1.88         (.20)       (1.07)        1.09         1.54
                                                           ---------    ---------    ---------    ---------    ---------
                    Total from investment operations            1.88         (.09)        (.98)        1.19         1.67
                                                           ---------    ---------    ---------    ---------    ---------
                    Less dividends and distributions:
                      Investment income--net                      --           --           --         (.21)          --
                      In excess of investment income--net         --           --           --         (.01)          --
                      Realized gain on investments--net           --           --        (1.04)        (.32)          --
                      In excess of realized gain on
                      investments--net                            --         (.34)        (.94)          --           --
                                                           ---------    ---------    ---------    ---------    ---------
                    Total dividends and distributions             --         (.34)       (1.98)        (.54)          --
                                                           ---------    ---------    ---------    ---------    ---------
                    Net asset value, end of period         $   11.08    $    9.20    $    9.63    $   12.59    $   11.94
                                                           =========    =========    =========    =========    =========

Total Investment    Based on net asset value per share        20.43%+++     (.70%)      (6.18%)      10.50%       16.26%
Return:**                                                  =========    =========    =========    =========    =========

Ratios to Average   Expenses                                   1.67%*       1.59%        1.42%        1.36%        1.31%
Net Assets:                                                =========    =========    =========    =========    =========
                    Investment income (loss)--net              (.02%)*      1.23%         .77%         .86%        1.13%
                                                           =========    =========    =========    =========    =========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  41,210    $  35,210    $  67,689    $ 119,024    $ 175,151
                                                           =========    =========    =========    =========    =========
                    Portfolio turnover                        83.93%      132.43%      107.50%       60.56%       71.86%
                                                           =========    =========    =========    =========    =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch International Equity Fund, November 30, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch International Equity Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.


Merrill Lynch International Equity Fund, November 30, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


* Interest rate swaps--The Fund is authorized to enter into equity swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate of the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

* Options--The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives. For the six months ended November 30, 1999, MLAM paid MLAM U.K. a fee of $95,915 pursuant to such Agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                            Account     Distribution
                        Maintenance Fee      Fee

Class B                       .25%           .75%
Class C                       .25%           .75%
Class D                       .25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              MLFD       MLPF&S

Class A                       $ 11     $   154
Class D                       $713     $10,281

For the six months ended November 30, 1999, MLPF&S received contingent deferred sales charges of $48,150 and $1,014 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $6,251 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PFD, PSI, FDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1999 were $183,862,222 and $178,765,415, respectively.

Net realized gains (losses) for the six months ended November 30, 1999 and net unrealized gains (losses) as of November 30, 1999 were as follows:
                                     Realized           Unrealized
                                  Gains (Losses)      Gains (Losses)

Investments:
 Long-term                         $ 15,273,041      $  28,220,982
 Short-term                                (567)                --
 Financial futures contracts            620,449             40,978
 Interest rate swaps                         --            107,943
 Options written                        254,175                 --
 Options purchased                      107,553            915,820
                                   ------------      -------------
Total investments                    16,254,651         29,285,723
                                   ------------      -------------
Currency transactions:
 Options written                        107,400                 --
 Options purchased                     (107,400)                --
 Forward foreign exchange contracts      99,894           (339,155)
 Foreign currency transactions           84,821             (9,449)
                                   ------------      -------------
 Total currency transactions            184,715           (348,604)
                                   ------------      -------------
 Total                             $ 16,439,366      $  28,937,119
                                   ============      =============


The Fund has entered into the following equity swaps as of November
30, 1999:

                                   Interest Paid
Notional         Return         Current                   Expiration
Amount          Received          Rate        Type           Date

$594,615     Price return++     6.90825%     Variable*    5/02/2000

[FN]
++Hang Seng China-Affiliated Corporations Index.
 *3-month US$ LIBOR plus 1.50% at reset date.

Transactions in call options written for the six months ended
November 30, 1999 were as follows:

                                  Nominal Value
                                    Covered by
                                     Written             Premiums
                                     Options             Received

Outstanding call options written
at beginning of period            $ 12,000,000       $     107,400
Options written                        272,985               2,040
Options expired                    (12,000,000)           (107,400)
Options closed                        (272,985)             (2,040)
                                  ------------        ------------
Outstanding call options written
at end of period                  $         --        $         --
                                  ============        ============


As of November 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $29,136,802, of which $38,929,667 related to appreciated securities and $9,792,865 related to depreciated securities. At November 30, 1999, the aggregate cost of investments for Federal income tax purposes was $220,837,859.


4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $2,966,226 and $(191,371,781) for the six months ended November 30, 1999 and the year ended May 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended November 30, 1999               Shares              Amount

Shares sold                          1,643,546       $  16,909,895
Shares redeemed                       (518,354)         (5,374,720)
                                  ------------       -------------
Net increase                         1,125,192       $  11,535,175
                                  ============       =============


Merrill Lynch International Equity Fund, November 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Class A Shares for the Year                               Dollar
Ended May 31, 1999                    Shares              Amount

Shares sold                          2,821,668       $  24,743,753
Shares issued to shareholders in
reinvestment of distributions           89,014             770,857
                                  ------------       -------------
Total issued                         2,910,682          25,514,610
Shares redeemed                     (4,324,572)        (38,209,253)
                                  ------------       -------------
Net decrease                        (1,413,890)      $ (12,694,643)
                                  ============       =============


Class B Shares for the Six Months                         Dollar
Ended November 30, 1999               Shares              Amount

Shares sold                          2,437,190       $  25,161,320
Shares redeemed                     (3,050,000)        (30,915,132)
Automatic conversion of shares        (330,506)         (3,386,241)
                                  ------------       -------------
Net decrease                          (943,316)      $  (9,140,053)
                                  ============       =============

Class B Shares for the Year                               Dollar
Ended May 31, 1999                    Shares              Amount

Shares sold                          1,609,034      $   14,026,196
Shares issued to shareholders in
reinvestment of distributions          865,770           7,566,829
                                  ------------       -------------
Total issued                         2,474,804          21,593,025
Shares redeemed                    (18,505,828)       (160,465,559)
Automatic conversion of shares        (557,225)         (4,801,584)
                                  ------------       -------------
Net decrease                       (16,588,249)      $(143,674,118)
                                  ============       =============


Class C Shares for the Six Months                         Dollar
Ended November 30, 1999               Shares              Amount

Shares sold                            339,361       $   3,432,061
Shares redeemed                       (190,497)         (1,878,993)
                                  ------------       -------------
Net increase                           148,864       $   1,553,068
                                  ============       =============


Class C Shares for the Year                               Dollar
Ended May 31, 1999                    Shares              Amount

Shares sold                          1,353,123       $  11,684,660
Shares issued to shareholders in
reinvestment of distributions           42,444             365,869
                                  ------------       -------------
Total issued                         1,395,567          12,050,529
Shares redeemed                     (2,246,127)        (19,457,861)
                                  ------------       -------------
Net decrease                          (850,560)      $  (7,407,332)
                                  ============       =============

Class D Shares for the Six Months                         Dollar
Ended November 30, 1999               Shares              Amount

Shares sold                            354,722       $   3,648,105
Automatic conversion of shares         328,494           3,386,241
                                  ------------       -------------
Total issued                           683,216           7,034,346
Shares redeemed                       (792,617)         (8,016,310)
                                  ------------       -------------
Net decrease                          (109,401)      $    (981,964)
                                  ============       =============

Class D Shares for the Year                               Dollar
Ended May 31, 1999                    Shares              Amount

Shares sold                            519,404       $   4,483,336
Automatic conversion of shares         557,482           4,801,584
Shares issued to shareholders in
reinvestment of distributions          217,407           1,895,784
                                  ------------       -------------
Total issued                         1,294,293          11,180,704
Shares redeemed                     (4,499,271)        (38,776,392)
                                  ------------       -------------
Net decrease                        (3,204,978)      $ (27,595,688)
                                  ============       =============

5. Commitments:
At November 30, 1999, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $488,000 and $126,000, respectively.

6. Capital Loss Carryforward:
At May 31, 1999, the Fund had a net capital loss carryforward of approximately $54,741,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


7. Reorganization Plan:
On October 20, 1999, the Fund's Board of Trustees approved a plan of reorganization, subject to approval by Merrill Lynch Consults International Portfolio shareholders, and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of Merrill Lynch Consults International Portfolio in exchange for newly issued shares of the Fund. These Funds are registered, diversified, open-end management investment companies. Both entities have a similar investment objective. Merrill Lynch Consults International Portfolio is managed by Merrill Lynch (Suisse) Investment Management S.A., an affiliate of MLAM, which manages the Fund.



PORTFOLIO INFORMATION


Worldwide
Investments as of
November 30, 1999


                                          Percent of
Ten Largest Equity Holdings               Net Assets

Nokia Oyj                                    2.1%
BP Amoco PLC                                 1.9
Nippon Telegraph & Telephone
  Corporation (NTT)                          1.8
Royal Dutch Petroleum Company                1.4
NTT Mobile Communications
  Network, Inc.                              1.3
Mannesmann AG                                1.3
Total Fina SA 'B'                            1.2
Telecom Italia Mobile (TIM) SpA              1.1
Deutsche Telekom AG                          1.1
Telefonaktiebolaget LM Ericsson 'B'          1.1


Ten Largest Industries                    Percent of
(Equity Investments)                      Net Assets

Banks                                        12.3%
Diversified Telecommunication
  Services                                   11.4
Oil & Gas                                     6.6
Insurance                                     5.7
Communications Equipment                      4.9
Pharmaceuticals                               4.4
Diversified Financials                        2.3
Media                                         2.1
Metals & Mining                               2.0
Electric Utilities                            2.0

                                         Percent of
Ten Largest Countries                    Net Assets

Japan                                        23.0%
United Kingdom                               16.0
France                                        9.1
Germany                                       7.6
Switzerland                                   5.4
Italy                                         5.1
Netherlands                                   4.6
Canada                                        3.7
Spain                                         3.1
Australia                                     2.5


                                          Percent of
Geographical Asset Mix*                   Net Assets

Europe (Ex-United Kingdom and
   Ireland)                                  45.9%
United Kingdom and Ireland                   16.3
Japan                                        23.0
Pacific Basin (Ex-Japan)                      3.8
North America                                 4.1
Latin America                                 1.9
Other Emerging Markets                        0.2

[FN]
*Percent of net assets may not equal 100%, and excludes the impact of futures and options.



Financial Futures Contracts
                                                           Percent of
Country                Issue              Exchange         Net Assets

Germany              DAX Index              DTB               0.4%
Italy               FIB30 Index             MIB              (0.3)
Japan             Nikkei 225 Index         SIMEX             (0.5)
Spain                 IBEX 35               MEFF              0.7
                                                            ------
                                                              0.3%
                                                            ======



Merrill Lynch International Equity Fund, November 30, 1999


OFFICERS AND TRUSTEES



Terry K. Glenn, President and Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Edward D. Zinbarg, Trustee
Robert C. Doll, Senior Vice President
Clive D. Lang, Senior Vice President and
Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary


Donald Cecil and Edward H. Meyer, Trustees of Merrill
Lynch International Equity Fund have recently retired.
The Fund's Board of Trustees wishes Mr. Cecil and Mr.
Meyer well in their retirements.

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863